                                                                 EXECUTION COPY


                     TERMINATION OF PUT AND CALL AGREEMENT


         This Termination of Put and Call Agreement (this "Termination"), dated June 17, 1998, by and among DLJMB Funding II, Inc., DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJ First ESC L.P., DLJ Offshore Partners II, C.V., DLJ EAB Partners, L.P. and UK Investment Plan 1997 Partners (collectively, the "DLJMB Parties"), Roger L. Barnett ("RLB") and AHC I Acquisition Corp., a Delaware corporation (the "Company").


                                    RECITALS

         WHEREAS, the DLJMB Parties, RLB and the Company entered into that certain Put and Call Agreement, dated as of December 15, 1997, that certain First Amendment to Put and Call Agreement, dated as of February 2, 1998, and that certain Second Amendment to Put and Call Agreement, dated as of April 1, 1998, and that certain Third Amendment to Put and Call Agreement, dated as of April ___, 1998 (as amended, the "Agreement"); and

         WHEREAS, the DLJMB Parties, RLB and the Company desire to terminate the provisions of the Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:


                                   ARTICLE 1.

                            TERMINATION OF AGREEMENT

         For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and subject to, and conditioned upon, the execution of the Put Option Agreement, dated as of the date hereof, by and among the DLJMB Parties, RLB and the Company, the DLJMB Parties, RLB and the Company agree that the Agreement is hereby terminated and of no further force and effect and that, by its execution and delivery of this Termination, each of the DLJMB Parties, RLB and the Company shall be deemed to have released its or his right and interests in, to and under the Agreement.


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                                   ARTICLE 2.

                                 MISCELLANEOUS

         Section 2.1. Defined Terms. All capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Agreement.

         Section 2.2. Entire Agreement. This Termination represents the final agreement and understanding of the parties to the Agreement with respect to the transactions contemplated therein, and no representations, warranties or covenants have been made in connection with this Termination or the Agreement, other than those expressly set forth herein and therein. This Termination supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements among the parties relating to the subject matter of this Termination and the Agreement and such agreements and all prior drafts of this Termination and the Agreement and such other agreements are merged into this Termination.

         Section 2.3. Amendments and Waivers. This Termination may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the DLJMB Parties, RLB and the Company or, in the case of a waiver, by the party waiving compliance.

         Section 2.4. Governing Law. This Termination shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to choice of laws principles.






                                       2
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         This Termination may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.


                                        AHC I ACQUISITION CORP.


                                        By: /s/ David M. Wittels
                                           --------------------------------
                                              David M. Wittels
                                              Vice President



                                            /s/ Roger L. Barnett
                                           --------------------------------
                                              Roger L. Barnett


                                        DLJMB FUNDING II, INC.


                                        By: /s/ David M. Wittels
                                           --------------------------------
                                              David M. Wittels
                                              Attorney-in-Fact

                                        DLJ MERCHANT BANKING PARTNERS II, L.P.

                                        By: DLJ MERCHANT BANKING II, INC.
                                              Managing General Partner


                                        By: /s/ David M. Wittels
                                           --------------------------------
                                              David M. Wittels
                                              Attorney-in-Fact

                                        DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                                        By: DLJ MERCHANT BANKING II, INC.
                                              Managing General Partner


                                        By: /s/ David M. Wittels
                                           --------------------------------
                                              David M. Wittels
                                              Attorney-in-Fact

                                        DLJ DIVERSIFIED PARTNERS, L.P.

                                        By: DLJ DIVERSIFIED PARTNERS, INC.


                                        By: /s/ David M. Wittels
                                           --------------------------------
                                              David M. Wittels
                                              Attorney-in-Fact

                                        DLJ DIVERSIFIED PARTNERS-A, L.P.

                                        By: DLJ DIVERSIFIED PARTNERS, INC.


                                        By: /s/ David M. Wittels
                                           --------------------------------
                                              David M. Wittels
                                              Attorney-in-Fact

                                        DLJ MILLENNIUM PARTNERS, L.P.

                                        By: DLJ MERCHANT BANKING II, INC.


                                        By: /s/ David M. Wittels
                                           ------------------------------------
                                              David M. Wittels
                                              Attorney-in-Fact

                                        DLJ MILLENNIUM PARTNERS-A, L.P.

                                        By: DLJ MERCHANT BANKING II, INC.


                                        By: /s/ David M. Wittels
                                           ------------------------------------
                                              David M. Wittels
                                              Attorney-in-Fact

                                        DLJ FIRST ESC L.P.

                                        By: DLJ LBO PLANS MANAGEMENT
                                            CORPORATION
                                            General Partner


                                        By: /s/ David M. Wittels
                                           ------------------------------------
                                              David M. Wittels
                                              Attorney-in-Fact

                                        DLJ OFFSHORE PARTNERS II, C.V.

                                        By: DLJ MERCHANT BANKING II, INC.
                                              Managing General Partner


                                        By: /s/ David M. Wittels
                                           ------------------------------------
                                              David M. Wittels
                                              Attorney-in-Fact

                                        DLJ EAB PARTNERS, L.P.

                                        By: DLJ LBO PLANS MANAGEMENT
                                            CORPORATION


                                        By: /s/ David M. Wittels
                                           ------------------------------------
                                              David M. Wittels
                                              Attorney-in-Fact

                                        UK INVESTMENT PLAN 1997 PARTNERS

                                        By: DONALDSON LUFKIN & JENRETTE, INC.


                                        By: /s/ David M. Wittels
                                           ------------------------------------
                                              David M. Wittels
                                              Attorney-in-Fact